Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 24, 2004

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               as depositor of the

                           RFMSI SERIES 2004-S6 TRUST
           (Exact name of the registrant as specified in its charter)


Delaware                         333-106093-09                        75-2006294
_____________________________________________________________________
(State or other              (Commission File Number)           (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                            55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code              (952) 857-7000

                                       N/A
_______________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01 - Other Events

A copy of the monthly report relating to the September 2004 distribution to holders of the Residential Asset Securities Corporation, Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-S6 is included as an exhibit to this Report.


Section 9 - Financial Statements

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.          September 2004 Monthly Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as depositor of the registrant identified on the cover page to this Report


By:      /s / Barbara Wendt
Name:    Barbara Wendt
Title:   Managing Director
Dated:   September 24, 2004